UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2006
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN (Address of principal executive offices)		55429 (Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On April 11, 2006, the Company will deliver a presentation at the 35th Annual SunTrust Robinson Humphrey’s Institutional Investor Conference at the Ritz Carleton, Buckhead in Atlanta. A copy of the slides that will be used in the presentation is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description

99.1	Presentation; 35th Annual SunTrust Robinson Humphrey’s Institutional Investor Conference at the Ritz Carleton, Buckhead in Atlanta; April 11, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: April 11, 2006

CARIBOU COFFEE COMPANY, INC.

By:	/s/ George E. Mileusnic

George E. Mileusnic
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation; 35th Annual SunTrust Robinson Humphrey’s Institutional Investor Conference at the Ritz Carleton, Buckhead in Atlanta; April 11, 2006